Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and contingencies [Line Items]
Commitments and contingencies

29.  Commitments and contingencies

Commitments

(a)Environmental -

The Group’s exploration and exploitation activities are subject to environmental protection standards.

Law No. 28090 regulates the obligations and procedures that must be met by the holders of mining activities for the preparation, filing and implementation of Mine Closure Plans, as well as the establishment of the corresponding environmental guarantees to secure fulfillment of the investments, subject to the principles of protection, preservation and recovery of the environment.

Law No. 28271 regulates environmental liabilities in mining activities. This Law has the objective of ruling the identification of mining activity’s environmental liabilities and financing the remediation of the affected areas. According to this law, environmental liabilities refer to the impact caused to the environment by abandoned or inactive mining operations.

The Group considers that the recorded liability is sufficient to meet the current regulatory environment in Peru.

(b)Leased concessions -

The Group pays 10 percent on the valued production of mineral obtained from the concessions leased by Sindicato Minero Orcopampa S.A. This concession is in force until the year 2043. The payments are included as royalties, see note 23.

Contingencies

(c)Legal procedures -

Buenaventura -

The Group is a party in legal procedures that have arisen in the normal course of its activities. Nevertheless, in the opinion of Buenaventura’s Management, none of these procedures, individually or as a whole, could result in material contingencies for the consolidated financial statements.

The possible contingencies amount to US$5.4 million and US$3.0 million as of December 31, 2020 and 2019, respectively. See note 15(a).

Yanacocha -

Conga project Constitutional claim -

On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and Yanacocha requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010 directorial resolution approving the Conga Project Environmental Impact Assessment (“EIA”).

On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment and; (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal.

On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. Yanacocha has answered the claim. Yanacocha cannot reasonably predict the outcome of this litigation. Yanacocha has not established a provision in the accompanying financial statements for a loss arising from this contingency, which it does not consider probable.

Environmental contingences -

The Peruvian Agency in charge of conducting environmental evaluations and audits is the OEFA, the Environmental Assessment and Enforcement Agency, this institution conducts periodic supervision of the Yanacocha mine. From 2011 to 2020, the OEFA issued notifications of alleged breaches of Yanacocha's environmental standards and environmental management instruments, related to past supervisions. OEFA has resolved identified findings that do not translate into environmental deterioration as a result of some bad practice in the Yanacocha operation. The experience with OEFA, in the case of finding administrative responsibility to Yanacocha, results in a corrective action, in addition to imposing a fine that is calculated by the avoided cost capitalized on the date of issuance of the directorial resolution, multiplied by potential factors of environmental impact. The presumed offenses identified by the OEFA currently range from zero to 3,667 tax units (UIT), each tax unit being equivalent to approximately US$1,210  based on the current exchange rate with a potential fine for matters pending resolution from zero to US$4.45 million. Yanacocha is responding to all notifications of alleged violations, but cannot reasonably predict the outcome of the agency's allegations.

Yanacocha has not established a provision in the financial statements for a loss arising from this contingency, which it does not consider probable.

(d)Open tax procedures –

Buenaventura –

-During 2012 and 2014, the Superintendencia Nacional de Aduanas y de Administración Tributaria (SUNAT) reviewed the income tax for 2007 and 2008. As a result, SUNAT does not recognize tax declared deductions by S/1,056,310,000 (equivalent to US$291,476,000) in the year 2007 and S/1,530,985,000 (equivalent to US$422,457,000) for the year 2008. The main unrecognized deduction is the payment made for the removal of the price component of its commercial contracts of gold. In the opinion of management and its legal counsel, the objections are unfounded so Buenaventura should get a favorable result in the initiated claim process.

In November 2018, the Tax Court resolved the appeal proceedings not recognizing the contracts of physical deliveries and the contractual obligation and considers that the payments correspond to an advance financial settlement of Contracts of Derivative Financial Instruments and that the Company would not have accredited the purpose of hedge and the risks covered. The Company’s Management with the support of its legal advisers initiated various administrative and judicial actions to present their arguments and defend their rights.

On November 10, 2020, the Tax Court confirmed the reliquidation of the tax debt determined by SUNAT corresponding to 2007 and 2008. With this ruling, on November 13, 2020, SUNAT notified the Company of the start of the compulsory collection of such taxes for S/1,567,297,000 (equivalent to US$432,477,000), composed of S/192,049,000 (equivalent to US$52,994,000) of income tax and S/1,375,248,000 (equivalent to US$379,483,000) of interest and penalties.

The Company made payments under protest during the months of November and December 2020 for S/72,065,000 (equivalent to US$19,918,000), which are recorded in the caption “Trade and other accounts receivable, net”, note 7(g). Based on the opinion of legal advisors who indicate that there are elements to obtain favorable results in the legal proceedings initiated.

The Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/1,505,948,000 (equivalent to US$415,549,000), for which has been delivered, as a guarantee, letters of guarantee for the total debt plus 5% according to the tax requests for a total of S/1,580,126,000 (equivalent to US$436,017,000). The application was approved by SUNAT on January 5, 2021 and payments will begin to be made from July 2021.

On December 19, 2018, the Company and its sponsoring attorneys have filed contentious administrative lawsuits before the Judiciary regarding the controversy of taxable years 2007 and 2008.

On December 30, 2020, the Company was notified that the claim corresponding to fiscal year 2007 has been declared unfounded by the Nineteenth Administrative Litigation Court with a Subspecialty in Tax and Customs Issues. On January 11, 2021, the Company and its sponsoring attorneys have filed an appeal against said judgment, which will be submitted to the Superior Court.

The lawsuit referring to fiscal year 2008 is pending resolution in the Twenty-Second Administrative Litigation Court.

In January 2019, the Company and its sponsoring attorneys submitted the requests for precautionary measures in order to suspend the collection actions of the tax debt for the 2007 and 2008 fiscal years.

In August 2019, the Company was notified of the resolution that decided to reject the precautionary request referring to fiscal year 2007. In December 2019, a new request for precautionary measure was presented that has been rejected by the Nineteenth Administrative Litigation Court with Subspecialty in Tax and Customs Issues, which has been appealed and is pending resolution in the Superior Court.

In April 2019, the Twenty-Second Administrative Litigation Court with a Subspecialty in Tax and Customs Issues required the Company to offer an injunction for 60% of the tax debt for fiscal year 2008. In compliance with said mandate, the Company delivered the letter of guarantee for S/511,030,000 (equivalent to US$141,013,000) with a validity of twelve months, until April 2020. In October 2020, the Company was notified of the resolution that resolved to reject the precautionary request referring to fiscal year 2008 and the letter of guarantee delivered has been without effect and will be returned to the Company.

In December 2019, a new request for a precautionary measure was submitted to the Twenty-Second Administrative Litigation Court with a Subspecialty in Tax and Customs Issues in order to suspend collection actions for 2008. Said Court has required the Company to offer Precautionary for 60% of the tax debt, updated as of January 31, 2020, of S/892,682,000 (equivalent to US$246,325,000). In compliance with said mandate, the Company has delivered the letter of guarantee for S/535,609,000 (equivalent to US$147,795,000) with a validity of twelve months, until July 2021. To date, the said precautionary request is pending resolution.

-During 2015, SUNAT reviewed the income tax of 2009 and 2010. As a result, they did not recognize Buenaventura declared tax deductions by S/76,023,000 (equivalent to US$20,978,000) and the compensation of tax losses for S/561,758,000 (equivalent to US$155,010,000). The main unrecognized deductions by Buenaventura are: the non-deductibility of bonuses paid to contractors, a provision of doubtful accounts not accepted as an expense and income unduly deducted. In the opinion of Management and its legal counsel, Buenaventura should get a favorable result in the initiated claim process.

In December 2018, the Tax Court resolved the appeal files confirming reparations for S/70,277,000 (equivalent to US$19,378,000) related to the provision for collection of doubtful debts as an expense and unfounded income unduly deducted. To date, the Company’s Management, with the support of its legal advisors, has initiated administrative and judicial actions to present its arguments and make its rights prevail.

In December 2019, SUNAT initiated actions of forced collection of interest and fines for the reliquidation that it has made of prepayments from January to December 2009 and January to February 2010. These are based on the 2007 and 2008 annual tax fiscal years, which were recalculated by SUNAT with the objections mentioned in the first and second paragraphs and which are questioned in the judicial process. On December 20, 2019, SUNAT executed the forced collection of debt amounting to S/120,262,000 (equivalent to US$33,240,000). In opinion of the legal advisors of the Company, favorable results should be obtained in the judicial process that has been initiated, therefore an account receivable have been recognized in the heading "Trade and other accounts receivable, net", see note 7(g).

On December 4, 2020, the Tax Court confirmed the reliquidation of the tax debt determined by SUNAT for the year 2010. With this ruling, on December 11, 2020, SUNAT has notified the Company of the initiation of the compulsory collection of the taxes for fiscal year 2010 for S/340,074,000 (equivalent to US$93,839,000).

The Company made payments under dispute in December 2020 for S/1,800,000 (equivalent to US$498,000) which are recorded in the caption “Trade and other receivables, net”, see note 7(g). Based on the opinion of the legal advisers who point out that there are elements to obtain a favorable result in the judicial process initiated.

On January 5, 2021, the Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/339,928,000 (equivalent to US$93,799,000), for which has been delivered, as a guarantee, letters of guarantee for the total debt plus 5% according to the tax requests for a total of S/357,944,000 (equivalent to US$98,770,000). The application was approved by SUNAT on January 14, 2021 and payments will begin to be made from July 2021.

On December 14, 2020, the Tax Court confirmed the reliquidation of the tax debt determined by SUNAT for fiscal year 2009. With this ruling, on December 17, 2020, SUNAT notified the Company of the initiation of the compulsory collection of the debt for fiscal year 2009 for S/202,614,000 (equivalent to US$55,909,000).

The Company made payments under protest in January 2021 for S/18,807,000 (equivalent to US$5,190,000) which will be recorded in the caption “Trade and other receivables, net”. Based on the opinion of the legal advisers who point out that there are elements to obtain a favorable result in the judicial process initiated.

On January 14, 2021, the Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/184,922,000 (equivalent to US$51,027,000) for which has been delivered, as a guarantee, letters of guarantee for the total debt plus 5% according to the tax requests for a total of S/194,398,000 (equivalent to US$53,642,000). The application has been approved by SUNAT on January 28, 2021 and payments will begin to be made from July 2021.

On March 5, 2019, the Company and its sponsoring attorneys have filed contentious-administrative lawsuits before the Judiciary regarding taxable years 2009 and 2010.

The lawsuit referring to the 2009 taxable year is pending resolution in the Twenty-Second Administrative Litigation Court.

On November 1, 2020, the Company was notified that the lawsuit corresponding to fiscal year 2010 filed before the Nineteenth Administrative Litigation Court with a Subspecialty in Tax and Customs Issues has been declared founded in relation to the unsupported income unduly deducted from taxable income. On November 9, 2020, the Company and its sponsoring attorneys filed a partial appeal against said judgment, which has been submitted to the Superior Court.

On January 7, 2021, the Company was notified with the second instance judgment, issued by the Sixth Superior Chamber declaring the first instance judgment null ordering the Court to issue a new judgment.  On January 21, 2021, the Company and its sponsoring lawyers have presented the Appeal for Cassation that must be raised to the Supreme Court.

In April 2019, the Company and its sponsoring attorneys submitted the requests for precautionary measures in order to suspend the collection actions for the tax debt for the 2009 and 2010 fiscal years.

In May 2019, the Twenty-Second Administrative Litigation Court with a Subspecialty in Tax and Customs Issues required the Company to offer an injunction for 60% of the tax debt for fiscal year 2009. In compliance, the Company delivered the letter of guarantee for S/171,791,000 (equivalent to US$47,404,000) with a validity of twelve months, until May 2020. Said letter has been renewed with a new letter for 60% of the tax debt for fiscal year 2009, updated as of May 14, 2020, from S/196,485,000 (equivalent to US$54,218,000) with a guarantee letter of S/117,891,000 (equivalent to US$32,531,000) valid until May 2021. To date, the precautionary request is pending resolution.

In August 2020, the Company was notified of the judicial resolution that decided to reject the precautionary request related to the tax debt for 2010.

-During the year 2018, SUNAT has audited the income tax declaration for 2014. As a result of this audit, SUNAT does not recognize the Company deductions declared for S/94,898,000 (equivalent to US$26,186,000). The main disagreements are related to the non-deductibility of bonus paid to contractors, which also affects the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT. In the opinion of the Management and its legal advisors, these repairs are not supported, so that a favorable result in the claim process that they have initiated will be obtained.

On November 12, 2020, the Tax Court (last administrative instance) resolved the appeal, declaring founded, in part, the repair of bonds by contractors and confirming the no recognition of compensation for tax losses. The Company's Management with the support of its legal advisors are initiating administrative and judicial actions to present their arguments and make their rights prevail. As of December 31, 2020, the total possible contingencies related to this audit amount to S/43,462,000 (equivalent to US$11,993,000).

-During the year 2019, SUNAT reviewed the income tax of the year 2013. As a result, SUNAT did not recognize Buenaventura declared tax deductions by S/148,730,000 (equivalent to US$41,040,000). The main unrecognized deductions by Buenaventura are the non-deductibility of bonuses paid to contractors, the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT. In the opinion of Management and its legal counsel, Buenaventura should get a favorable result in the initiated claim process. As of December 31, 2020, the total possible contingencies related to these audits amount to S/65,751,000 (equivalent to US$18,143,000).

-During the year 2019, SUNAT reviewed the income tax of the year 2014. As a result, SUNAT did not recognize Buenaventura declared tax deductions related to the non-deductibility of bonus paid to contractors for S/2,067,000 (equivalent to US$570,000). In the opinion of Management and its legal counsel, Buenaventura should get a favorable result in the initiated claim process.

On November 17, 2020, SUNAT has resolved the claim appeal, confirming the objections made in the inspection process. The Company has paid the tax debt for S/4,744,000 (equivalent to US$1,311,000) to take advantage of the gradualness in the amount of the fines and has been recorded in the caption "Trade and other accounts receivable, net ", see note 7(g), based on the opinion of the legal advisors who indicate that there are arguments to obtain a favorable result in the appeal process that has been initiated before the Tax Court.

The Company's Management and its legal advisors are of the opinion that the results of the procedures in the various instances will be favorable to the Company, which is why they consider that it is not necessary to recognize any provision for these contingencies.

Subsidiaries –

Sociedad Minera El Brocal S.A.A. –

-On May 30, 2014, SUNAT issued tax and fines assessments for the 2011 income tax of El Brocal. They do not recognize the deduction of the loss in derivative financial instruments, the expense in mining royalties and the expenses of feeding of third parties Within the terms of law, El Brocal filed an appeal that is pending resolution to date. It should be noted that on June 18, 2014, El Brocal decided to pay under protest the income tax assessment by S/8,333,000 (equivalent to US$2,303,000) so it can have access to a discount benefit of the fine. This payment has been recorded as part of account receivables in the caption “Trade and other accounts receivable , net", see note 7(g).

-On January 8, 2015, SUNAT notified to the subsidiary El Brocal a tax assessment for the 2012 income tax, which was claimed by the subsidiary and rejected by SUNAT. In addition, SUNAT notified a tax assessment for income tax pre-payments from January to December 2012, which amounts to S/4,030,000 (equivalent to US$1,112,000). El Brocal has filed an appeal to the Tax Court, which is pending resolution.

-On June 14, 2017, SUNAT notified El Brocal determinations and fine resolutions as a result of the inspection procedure initiated by the 2013 income tax where the balances in favor and the taxable tax loss are repaired. These resolutions were claimed without favorable results. On January 24, 2018, El Brocal filed the appeal before the Tax Court.

-On May 13, 2019, the Tax Court notified El Brocal through Resolution No. 3062-3-2019 that accumulated the appeal files of the taxable years 2011, 2012 and 2013; and resolves to nullify the repair of the expense for food and confirms the observations related to the loss by derivative financial instruments and the expense of the payment in mining royalties of the 2011 fiscal year and its incidence in the 2012 and 2013 fiscal years.

As a result of the resolution, the Tax Administration has notified compliance resolutions by relieving income tax and the effects on payments on account for the years 2011, 2012 and 2013. The Brocal has filed an appeal to the Tax Court.

On August 9, 2019, El Brocal filed an administrative contentious lawsuit against the decision of the Tax Court since El Brocal had credited with reliable documentation the basis for the observations on the loss in derivative financial instruments and mining royalties.

As of December 31, 2020, the possible contingencies held by El Brocal amount to S/5,220,000 (equivalent to US$1,445,000).

El Brocal’s legal advisors believe that the outcome of these proceedings will be favorable and therefore, it is not necessary to recognize a provision for these contingencies.

During the year 2019, SUNAT has reviewed the income tax statement for the year 2015. As a result of this review, SUNAT has verified on December 31, 2019 the determination and fine resolutions where it questions the depreciation rate of two tailings and the deduction of the development costs of Smelter Project for a total S/13,930,000 (equivalent to US$3,844,000) determining a debt of S /3,412,000 (equivalent to US$942,000). The Management of El Brocal and its legal advisors considered that the reparations are not supported by what they have started the claim process.

On January 27, 2020, El Brocal has canceled the fine resolution with the resolution to benefit from the reduction of the fine. The amount disbursed of S/1,456,000 (equivalent to US$402,000) has been recorded in the caption “Trade and other accounts receivable , net“, see note 7(g).

On December 18, 2020, SUNAT has resolved the claim resource, leaving without effect the observation referred to the deduction of the development costs of the Tajo Smelter Project and has confirmed the repair for the depreciation of the tailings for S/6,108,000 (equivalent to US$1,661,000). The Management of El Brocal and its legal advisors consider that the objection has no basis, so on January 12, 2021 they have started the appeal process before the Tax Court.

During 2020, SUNAT has reviewed the income tax return for the year 2014. As a consequence of this review, SUNAT has notified on December 30, 2020 the Determination Resolutions and the Fine where it questions the depreciation rate of two tailings dams, the deduction of the development costs of the Tajo Smelter Project and operating expenses for a total of S/16,582,000 (equivalent to US$4,576,000) determining a debt of S/10,902,000 (equivalent to US$3,008,000). El Brocal's management and its legal advisors consider that the objections have no basis, so they are starting the claim process.

On January 7, 2021, El Brocal has canceled the tax debt in order to benefit from the reduction of the fine. The amount disbursed of S/7,871,000 (equivalent to US$2,172,000) has been recorded in the caption "Trade and other accounts receivable, net ", see note 7(g).

Minera La Zanja S.R.L. -

During the years 2016, 2017 and 2018, SUNAT audited the income tax for the years 2013 and 2015; as a result, SUNAT does not recognize deductions payments of profit sharing of ceased workers, payments for police protection, balance of profit sharing and the difference in exchange referred to provision of closure of mining unit. On November 20, 2020, the Tax Court has confirmed the repair of the profit sharing and the difference in exchange. The possible contingencies for these unrecognized deductions amount to S/3,185,000 (equivalent to US$879,000) as of December 31, 2020 (S/2,952,000 equivalent to US$815,000 as of December 31, 2019). In Management´s opinion and its legal advisors, this interpretation is not supported and La Zanja would obtain a favorable result in the claim process that will begin in February 2021.

Empresa de Generación Huanza S.A. -

During 2015, SUNAT audited the 2014 income tax of the subsidiary Huanza. As a result, a portion of the depreciation of its fixed assets is not recognized for S/27,532,000 (equivalent to US$7,597,000). The possible contingency amounts to S/7,532,000 (equivalent to US$2,080,000) as of December 31, 2020 (S/6,999,000 equivalent to US$2,071,000 as of December 31, 2019). In the opinion of Huanza´ Management and its legal advisors, this interpretation has no basis and therefore, Huanza would obtain a favorable result in the appeal process that has begun.

Río Seco S.A.-

The Customs Division of the SUNAT has determined an alleged omission in the payment of the General Sales Tax of S/1,815,000 (equivalent to US$501,000) in an import made in 2012 of certain equipment for the construction of the industrial plant. SUNAT supported its position that Rio Seco should have included the amount of the consideration paid by Río Seco for the engineering services provided by its suppliers abroad in the customs value. In the opinion of Management and its legal advisors, this observation is not substantiated and a favorable ruling should be obtained in the complaint and appeal process.

On March 13, 2019, the Tax Court notified Resolution No. 0844-A-2019 that confirmed the observation of the Tax Administration.

On May 17, 2019, SUNAT initiated the coercive collection actions of the tax debt. Río Seco initiated several administrative and judicial actions to suspend the collection, without favorable results. During July to September 2019, Tax Administration has executed the forced collection of the tax debt amounting to S/11,153,000 (equivalent to US$3,279,000). In the opinion of the legal advisors of Río Seco, a favorable result should be obtained in the judicial process that has been initiated, so that said collection has been recorded in the heading “Trade and other receivables, net”, see note 7(g).

On June 13, 2019, Rio Seco has filed an administrative contentious lawsuit against the Tax Court’s Resolution so that the Judicial Power declares its nullity and ignore the Tax Administration's objection.

Other subsidiaries -

In addition, SUNAT has issued tax assessments as a result of the audit of income taxes of other subsidiaries for S/9,485,000 (equivalent to US$2,617,000). In the opinion of the Management and its legal advisors, the assessments are of possible occurrence; however, the subsidiaries expect to obtain a favorable outcome in the appeal processes initiated.

Associates -

Cerro Verde -

Mining Royalties

On June 23, 2004, Law N ° 28528 - Law of Mining Royalty was approved by which the owners of the mining concessions had to be paid, as financial compensation for the exploitation of metallic and non-metallic mineral resources, a mining royalty that was determined applying rates that change between 1% and 3% on the value of the concentrate or its equivalent, according to the price quotation of the international market published by the Ministry of Energy and Mines. Based on the contract of the guarantee signed in 1998, Cerro Verde determined that the payment of mining royalties was not applicable, because it was the contribution after the signing of the contract of the Law of Conquest of the Peruvian Government. However, under the terms of its new guarantee contract, which became effective on January 1, 2014, Cerro Verde began to pay mining royalties and special mining tax for all its production based on Law No. 29788, which it is calculated on the operating profit with rates that fluctuate between 1% and 12%. The amount to be paid for the mining royalty will be the highest amount that results from comparing the result of applying on the quarterly operating profit (the rate is established based on the operating margin for the quarter) or one percent (1%) of revenues generated by sales made in the calendar quarter.

SUNAT has assessed mining royalties on materials processed by Cerro Verde´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. Cerro Verde contested each of these assessments because it believes that its 1998 stability agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as Cerro Verde began paying royalties on all of its production in January 2014 under its new 15‑year stability agreement.

Since 2017, Cerro Verde has recorded charges for S/2.8 billion (approximately US$771.2 million at closing exchange rate as of December 31, 2020, including interest, deferral interest and penalties for US$496.5 million) related to the tax observations for mining royalties and special tax on mining for the period December 2006 to December 2013. Since 2014, Cerro Verde has been paying these disputed assessments for the period from December 2006 to December 2013 through fractionation programs (granted through a schedule equivalent to 66 installments monthly), all under protest. As of December 31, 2020, Cerro Verde has made payments for fractionation for a total of S/1.6 billion (equivalent to US$476.7 million based on the exchange rate on the payment date and US$435.2 million based on the closing exchange rate at the December 31, 2020).

On July 13, 2020, Cerro Verde requested acceptance of the deferral payment, approved by Legislative Decree No. 1487 that includes an interest rate reduction by the debts administered by SUNAT related to the current installments of the Special Mining Tax for the period October 2011 until December 2013. The request considers six months deferral and thirty installments. This application was approved by SUNAT in August 2020.

On February 2020, Cerro Verde filed arbitration proceedings to International Centre for Settlement of Investment Disputes (CIADI).

Other assessments received from SUNAT

Cerro Verde has also received assessments from SUNAT for additional taxes (other than the mining royalty), including penalties and interest. Cerro Verde has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

		Penalty and
Year	Taxes	interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,780	39,700	48,480
2006	11,206	51,769	62,975
2007	12,821	21,177	33,998
2008	16,906	16,859	33,765
2009	56,000	51,606	107,606
2010	53,700	117,880	171,580
2011	41,063	67,932	108,995
2012	869	9,477	10,346
2013	48,401	65,902	114,303
2014 - 2020	44,864	—	44,864

	294,610	442,302	736,912

As of December 31, 2019, Cerro Verde has paid US$432.7 million from which US$190.5 million which are included in the financial statements of Cerro Verde, for these file objections. Cerro Verde considers will be recovered.

Yanacocha –

Withholding income tax for fiscal years 2002 and 2003 -

The Tax Administration challenged the withholding tax rate applied on the technical assistance services provided by a non-resident supplier. The services were executed in Peru and also abroad; however, Yanacocha was not able to prove that during the tax audit. Based on that, the Tax Administration considers that the services were wholly executed in Peru; therefore, the withholding tax rate should be 30% instead of 12%. Currently there is no contingency in this regard. The tax liability has been paid by Yanacocha.

Tax Dispute related to the amortization of the contractual rights  -

In 2000, Yanacocha paid Buenaventura and Minas Conga S.R.L. a total of US $29 million to assume their respective contractual positions in mining concession agreements with Chaupiloma Dos de Cajamarca S.M.R.L. The contractual rights allowed Yanacocha the opportunity to conduct exploration on the concessions, but not a purchase of the concessions. The tax authority alleges that the payments to Buenaventura and Minas Conga S.R.L. were acquisitions of mining concessions requiring the amortization of the amounts under the Peru Mining Law over the life of the mine. Yanacocha expensed the amounts at issue in the initial year since the payments were not for the acquisition of a concession but rather these expenses represent the payment of an intangible and therefore, amortizable in a single year or proportionally for up to ten years according to Income Tax Law. In 2010, the Tax Court in Peru ruled in favor of Yanacocha and the tax authority appealed the issue to the judiciary. The first appellate court confirmed the ruling of the Tax Court in favor of Yanacocha. However, in November, 2015, a Superior Court in Peru made an appellate decision overturning the two prior findings in favor of Yanacocha. Yanacocha has appealed the Superior Court ruling to the Peru Supreme Court. On January 18, 2019, the Peru Supreme Court issued notice that three judges support the position of the tax authority and two judges support the position of Yanacocha. Because four votes are required for a final decision, an additional judge was selected to issue a decision and the parties conducted oral arguments in April 2019. In early February 2020, the additional judge ruled in favor of the tax authority, finalizing a decision of the Peru Supreme Court against Yanacocha. Yanacocha will file an action objecting to the fines and interest associated with the underlying decision of the Peru Supreme Court. As a result of the resolution, during 2019 Yanacocha recorded a liability for said process for tax payable of US$8 million and it additionally recorded interest and penalties for US$16.8 million and US$4 million, respectively. The potential liability in this matter is in the form of fines and interest in an amount up to US$61 million. In addition, during 2020, Yanacocha registered an amount of US$2.1 million related to workers participation related to this resolution. It is not possible to fully predict the outcome of this litigation.

(e)Letters of credit –

Letters of credit with financial entities –

With the objective that Buenaventura can benefit from the fractionation with respect to its tax debt, Buenaventura delivered letters of guarantee for S/1,780,126,238 (equivalent to US$491.0 million) as of December 31, 2020 issued by financial entities. Likewise, in order to guarantee the obligations, Buenaventura granted in favor of the financial entities the following guarantees:

(i)

Security interest on the 68,556,629 shares owned by Buenaventura in Sociedad Minera Cerro Verde S.A.A. that represent the totality of its participation as well as the shares that Buenaventura acquires or receives in the future from said company.

(ii)

Security interest on the 558,044,001 indirectly owned shares of Buenaventura - through Compañía Minera Condesa S.A. - in Minera Yanacocha S.R.L., which represent the totality of its participation, as well as on the shares that Condesa acquires or receives in the future of said society.

(iii)

Security interest on one share owned by Buenaventura in Empresa de Generación Huanza S.A., and on 186,413,288 shares owned by Consorcio Energético de Huancavelica S.A. in Empresa de Generación Huanza S.A., which represent all of Buenaventura's direct and indirect participation in said company, as well as the shares that Buenaventura and Consorcio Energético de Huancavelica S.A. acquire or receive in the future from said company.

(iv)

Security interest on 4,965,941 shares owned by Buenaventura in Sociedad Minera El Brocal S.A.A., and on 90,846,185 shares owned by Inversiones Colquijirca S.A. in Sociedad Minera El Brocal S.A.A., which represent all of Buenaventura's direct and indirect participation in said company, as well as the shares that Buenaventura e Inversiones Colquijirca S.A. acquire or receive in the future from said company.

(v)

Security interest on 21,130,260 shares currently held by Compañía Minera Condesa S.A. in Buenaventura, as well as on the shares that Buenaventura may issue in the future in the name of Compañía Minera Condesa S.A.

(vi)

Corporate guarantee subject to New York law, granted by the following Buenaventura group companies, which are also guarantors under the Syndicated Loan: Compañía Minera Condesa S.A., Inversiones Colquijirca S.A. and Consorcio Energético de Huancavelica S.A.

In addition to complying with the payment of the tax debt in accordance with the fractionation, Buenaventura assumes within the agreement with the financial entities (“secured creditors”) the following specific obligations:

-

Not to incur, or allow any of its subsidiaries to incur, additional financial debt or grant additional liens on its assets or those of its subsidiaries except for (i) those guarantees that must be established by legal mandate, (ii) loans between Buenaventura and its subsidiaries up to a sum that, together, does not exceed US$50 million, and provided that with respect to them a subordination agreement to the guaranteed obligations is entered into, on terms satisfactory to the secured creditors, and (iii) for what is regulated in the guarantee letter contracts. For the purposes of this obligation, a financial debt shall be understood to be any payment obligation with financial or capital market institutions, as well as any other payment obligation that accrues interest.

-

To allocate any dividend, profit or income that Buenaventura receives as a result of the shares and participations affected with the guarantees exclusively to the attention of the development of its ordinary operating activities according to the line of its business, to the payment of its current debts with the tax administration and / or to the amortization of the debts that Buenaventura has with financial entities.

-	Maintain a minimum coverage ratio of 1.6x reported on a quarterly basis. The coverage ratio is defined as the quotient that results from dividing the value of the guarantees by the guaranteed debt.

Additionally, letters of guarantee were established for S/653.5 million (equivalent to US$180.3 million) in order to guarantee the payment of the tax debt for tax years 2008 and 2009 in the event of obtaining precautionary measures by the Judicial Power and while the contentious administrative claims on the merits.

Letters of credit with regional governments and others -

In addition to the guarantee letters related to the plans for the closure of mines and projects, mentioned in the note 15(b), The Group maintains letters of credit with regional governments and others for US$852,000 as of December 31, 2020 (US$361,000 as of December 31, 2019).

Minera Yanacocha SRL and subsidiary [Member]
Commitments and contingencies [Line Items]
Commitments and contingencies

23.  Commitments and contingencies

Unitization of properties -

In December 2000, as a result of the unitization plan carried out by the Partners, the Company signed several asset transfer and mining usufruct agreements with related entities. The main conditions are:

-      The Company must pay to Chaupiloma, 3% of the quarterly net sales, according to the lease agreement. The mining rights subject to this 3% royalty are those identified in the lease agreement as part of the “Area of Influence of Chaupiloma”. Some of these mining rights are in exploitation and the rest of them in exploration.

-      The Company must pay to Los Tapados S.A., 3% of the quarterly net sales proceeds of mineral extracted from the transferred and leased concessions of Los Tapados S.A. The transferred and leased concessions of Los Tapados S.A. are also subject to a previously existing royalty on the minerals. These mining rights are in exploitation and others inactive.

Legal proceedings -

Conga project Constitutional claim -

On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and Yanacocha requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010, directorial resolution approving the Conga project Environmental Impact Assessment (EIA). On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment and; (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal. On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. Yanacocha has answered the claim. Neither the Company nor Yanacocha can reasonably predict the outcome of this litigation.

The Company has not established a provision in the accompanying financial statements for a loss arising from this contingency, which it does not consider probable.

Environmental -

The Peruvian Agency in charge of conducting environmental evaluations and audits is the OEFA, the Environmental Assessment and Enforcement Agency, this institution conducts periodic supervision of the Yanacocha mine. From 2011 to 2020, the OEFA issued notifications of alleged breaches of Yanacocha's environmental standards and environmental management instruments, related to past supervisions. OEFA has resolved identified findings that do not translate into environmental deterioration as a result of some bad practice in the Yanacocha operation. The experience with OEFA, in the case of finding administrative responsibility to Yanacocha, results in a corrective action, in addition to imposing a fine that is calculated by the avoided cost capitalized on the date of issuance of the directorial resolution, multiplied by potential factors of environmental impact. The presumed offenses identified by the OEFA currently range from zero to 33,676 units (UIT), each tax unit being equivalent to approximately US$1,194 based on the current exchange rate with a potential fine for matters pending resolution from (US$0 to US$40,209). Yanacocha is responding to all notifications of alleged violations, but cannot reasonably predict the outcome of the agency's allegations.

The Company has not established a provision in the accompanying consolidated financial statements for a loss arising from this contingency, which it does not consider probable.

Open tax procedures -

The Tax Authority has the right to examine, and, if necessary, amend the Company’s income tax provision for the last four years. The Company’s income tax filings for the years 2016 through 2019 are open to examination by the tax authorities. However, due to the fact that SUNAT could not carry out its inspection tasks during the quarantine period, the calculation of the statute of limitations was suspended for the 2015 period; In this sense, the prescription for this period (2015)  would expire the last week of March 2021, approximately.  For value added tax, the periods open for examination are December 2016 through 2020. Regarding the referred quarantine period, the calculation of the statute of limitations related to the value added tax also was suspended for December 2015 to November 2016; In this sense, the prescription for those periods would expire the last week of March 2021, approximately. To date, National Tax Supervisor “SUNAT” has concluded its review of the Company’s tax exams through the year 2013. Fiscal year 2014 is under review by the tax authority (SUNAT). For years 2002 -2003, the Company is in the claim and appeal process.

In the Company Management’s and legal advisors’ opinion, there are sound legal grounds to sustain the Company’s tax positions; as a result, Management expects to obtain favorable results on these processes and any additional tax assessment would not be significant to the consolidated financial statements.

For the periods pending of examination, due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews will result in tax liabilities for the Company. In the event that additional taxes are payable, including interest and surcharges, as a result of the Tax Authority reviews, they will be charged to expense in the period assessed. However, in Management’s and legal advisors’ opinion, any additional tax assessment would not be significant to the consolidated financial statements.

Tax contingencies -

Withholding income tax for fiscal years 2002 and 2003 -

The Tax Administration challenged the withholding tax rate applied on the technical assistance services provided by a non-resident supplier. The services were executed in Peru and also abroad; however, the Company was not able to prove that during the tax audit. Based on that, the Tax Administration considers that the services were wholly executed in Peru; therefore, the withholding tax rate should be 30% instead of 12%. Currently there is no contingency in this regard. The tax liability has been paid by the Company.

Tax Dispute related to the amortization of the contractual rights -

In 2000, Yanacocha paid Buenaventura and Minas Conga S.R.L. a total of US$29 million to assume their respective contractual positions in mining concession agreements with Chaupiloma Dos de Cajamarca S.M.R.L. The contractual rights allowed Yanacocha the opportunity to conduct exploration on the concessions, but not a purchase of the concessions. The tax authority alleges that the payments to Buenaventura and Minas Conga S.R.L. were acquisitions of mining concessions requiring the amortization of the amounts under the Peru Mining Law over the life of the mine. Yanacocha expensed the amounts at issue in the initial year since the payments were not for the acquisition of a concession but rather these expenses represent the payment of an intangible and therefore, amortizable in a single year or proportionally for up to ten years according to Income Tax Law. In 2010, the tax court in Peru ruled in favor of Yanacocha and the tax authority appealed the issue to the judiciary. The first appellate court confirmed the ruling of the tax court in favor of Yanacocha. However, in November 2015, a Superior Court in Peru made an appellate decision overturning the two prior findings in favor of Yanacocha. Yanacocha has appealed the Superior Court ruling to the Peru Supreme Court. On January 18, 2019, the Peru Supreme Court issued notice that three judges support the position of the tax authority and two judges support the position of Yanacocha. Because four votes are required for a final decision, an additional judge was selected to issue a decision and the parties conducted oral arguments in April 2019. In early February 2020, the additional judge ruled in favor of the tax authority, finalizing a decision of the Peru Supreme Court against Yanacocha.  As a result of the decision, the amount of US$29 was recognized as of December 31, 2019 (see note 16(f) and note 22) , but Yanacocha filed two actions objecting to potential excessive interest and duplicity of criteria of up to US$60 and US$81, respectively.   It is not possible to fully predict the outcome of this litigation.

Letters of Guarantee -

The Company has signed Letters of Guarantee with various financial institutions in accordance with the Mine Closure Regulation approved by Supreme Decree No.033‑2005 of the Ministry of Energy and Mines. The table below sets out the outstanding signed commitments at year ends by financial institution.

	2020	2019	2018
	US$(000)	US$(000)	US$(000)

Scotiabank	259,027	253,317	235,000
Pacífico Zurich	200,000	200,000	—
La Positiva	70,000	70,000	—
Rimac (Travelers)	60,000	60,000	—
Santander	25,000	—	—
MUFG Bank	25,000	—	—
Banco de Credito del Peru (a)	—	—	114,251
BBVA Continental	—	—	190,000

	639,027	583,317	539,251

(a)Letters of guarantee of Banco de Credito del Peru include US$6,321 related to San Jose Reservoir Trust in 2017. In 2020 and 2019 letters of guarantee were not required.

Letters of guarantee shall come into force if the Company fails to execute in whole or in part the mine closure plan.